U. S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report:   February 12, 2001


Commission file number    0-19866
                          -------


                            CELOX LABORATORIES, INC.
                            ------------------------
                     (Exact name of small business issuer as
                            specified in its charter)


             MINNESOTA                                    36-3384240
             ---------                                    ----------
 (State or other jurisdiction                         (I.R.S. Employer
 of incorporation or organization)                    Identification Number)

 1311 HELMO AVENUE, ST. PAUL, MINNESOTA                      55128
 -----------------------------------------                   -----
 (Address of principal executive offices)                  (Zip code)


Issuers telephone number, including area code:   (651) 730-1500


Item 5. OTHER EVENTS MERGER OF CELOX LABORATORIES, INC WITH PROTIDE
        -----------------------------------------------------------
        PHARMACEUTICALS, INC.
        ---------------------

        On January 12, 2001. Celox Laboratories, Inc. announced a merger with its wholly owned subsidiary, Protide Pharmaceuticals, Inc.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.
        ----------------------------------

        (c.)  Exhibits.

        *Exhibit 17  Press Release dated January 12, 2001.

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                                    SIGNATURE
                                    ---------
        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     Celox  Laboratories,  Inc.

January 29, 2001                                     By  /s/ Milo R. Polovina
                                                         Milo R. Polovina, CEO